                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  Confidential, for Use of
     Commission Only (as permitted by
     Rule 14a-6(e) (2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

--------------------------------------------------------------------------------
                               IDEX MUTUAL FUNDS

               (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     --------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

     --------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     --------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

     --------------------------------------------------------------------------

     (5)  Total fee paid:

     --------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     --------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

     --------------------------------------------------------------------------

     (3)  Filing Party:

     --------------------------------------------------------------------------

     (4)  Date Filed:
     --------------------------------------------------------------------------

             IMPORTANT INFORMATION FOR SHAREHOLDERS OF IDEX GE U.S.
                         EQUITY TO HELP YOU UNDERSTAND
                             AND VOTE THE PROPOSALS

          Please read the enclosed proxy statement for a complete description of the proposals. However, as a quick reference, the following questions and answers provide a brief overview of the proposals:

Q.  ON WHAT PROPOSALS AM I BEING ASKED TO VOTE?
  Shareholders are being asked to:
- Approve a new Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI")
- Approve a new Sub-Advisory Agreement between IMI and American Century Investment Management, Inc. ("American Century")

- Approve a proposal to permit IMI, after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements with non-affiliated sub-advisers for the Fund, without obtaining shareholder approval. ("Sub-Adviser Approval Policy")

- Re-elect the current Trustees of the Board and elect two new Trustees to the Board of Trustees.
-    Approve changes to certain fundamental investment restrictions.

Q.  HAS THE BOARD APPROVED THE PROPOSALS?
A. Yes. The IDEX Board has approved all of the proposals and recommends that you vote "FOR" each applicable proposal.

Q.  WHY AM I BEING ASKED TO APPROVE NEW ADVISORY AGREEMENTS ON BEHALF OF THE
FUND?

A. GE Asset Management Incorporated tendered its resignation as sub-adviser to the Fund to be effective at close of business on February 28, 2002. The Board then selected American Century to serve as sub-adviser to the Fund, subject to shareholder approval of the proposed sub-advisory agreement.

            The Board is also requesting that you approve a new Investment Advisory Agreement between IDEX and IMI. The terms of this Agreement are substantially the same as the current investment advisory agreement, but the new agreement reflects minor stylistic and clarifying changes and also reflects a modest increase in advisory fees.

Q.  WHY ARE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD OF TRUSTEES?
A. IDEX is devoted to serving the needs of its shareholders, and the Board is responsible for managing the business affairs of the IDEX funds to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved for shareholders.

  Trustees are selected for election to the Board on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the oversight of the Fund's operation by IDEX's independent trustees.

  The Proxy Statement includes a brief description of each nominee's history and current position with IDEX, if applicable.

Q. WHAT ARE "FUNDAMENTAL" INVESTMENT RESTRICTIONS, AND WHY ARE THEY PROPOSED TO BE CHANGED?
A. "Fundamental" investment restrictions are limitations placed on a fund's investment policies that can be changed only by a shareholder vote - even if the changes are minor. The law requires certain investment policies to be designated as fundamental. The Fund adopted a number of fundamental investment restrictions prior to its inception.

  American Century has requested that the Fund approve changes to certain of the fundamental investment restrictions that reflect the restrictions for other equity funds that it manages. Many of the restrictions are regulated by securities laws and are already included in the current restrictions, but may now simply reflect minor stylistic and clarifying changes.

Q.  IS THE FUND'S INVESTMENT OBJECTIVE BEING CHANGED?
A.  No.

Q. WHAT WILL BE THE EFFECT OF THE PROPOSED CHANGES TO MY FUND'S FUNDAMENTAL RESTRICTIONS?

A. The Board does not believe that the proposed changes to fundamental investment restrictions will result in a major restructuring of the Fund's portfolio. The changes will allow the Fund greater flexibility to respond to investment opportunities.

Q. WHY AM I BEING ASKED TO APPROVE A PROPOSAL TO PERMIT IMI TO ENTER INTO, OR AMEND, A SUB-ADVISORY AGREEMENT WITHOUT SHAREHOLDER APPROVAL?
A. The Board felt that it was in the best interest of IDEX and its shareholders to permit IMI to have maximum flexibility to select, supervise and evaluate sub-advisers, without incurring the unnecessary delay or expense of obtaining shareholder approval because it will allow the Fund to operate more efficiently. Currently, a shareholders' meeting must be held to appoint a sub-adviser or materially amend a sub-advisory agreement. This necessitates creation and distribution of proxy materials, and solicitation of proxy votes from shareholders. This process is time consuming. The Board also feels that IMI has significant experience and expertise in working with, and selecting, sub-advisers.

Q.  HOW MANY VOTES DO YOU NEED TO APPROVE THESE PROPOSALS?

A. We need a plurality, or a majority of the votes cast, to approve the proposal to elect the Trustees. We need the affirmative vote of a majority of the fund's outstanding voting securities, as defined by the Investment Company Act of 1940, for all other proposals. Shareholders of the other IDEX funds will receive a separate proxy to vote for the election of Trustees and approval of the Sub-Adviser Approval Policy. Votes from all IDEX shareholders will be tallied to determine the election of Trustees (which will be effective on March 1, 2002); The Sub-Adviser Approval Policy will be voted upon by each IDEX fund. The other proposals that you are being asked to vote on are specific to the Fund only.

Q.  WHAT IF YOU DO NOT HAVE ENOUGH VOTES BY THE SHAREHOLDER MEETING DATE?

A. If we do not receive sufficient votes to hold the meeting, we or ALAMO, a proxy solicitation firm, may contact you by mail or telephone to encourage you to vote. Shareholders should review the proxy materials carefully and cast their vote to avoid additional mailings or telephone calls. If we do not have enough votes to approve the proposals by the time of the shareholder meeting at 11:30 a.m. Eastern Time on February 8, 2002, the meeting may be adjourned to permit further solicitation of proxy votes.

Q.  HOW MANY VOTES AM I ENTITLED TO CAST?

A. As a shareholder, you are entitled to one vote for each share of the Fund that you own, and fractional votes to reflect the fractional shares that you own on the record date, November 13, 2001.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by mail, via the Internet, by telephone or by facsimile. To vote by mail, complete and sign the enclosed proxy card, and mail it in the enclosed, postage-paid envelope.

  If you need any assistance, or have any questions regarding the proposals, or how to submit your vote, please call IDEX Customer Service at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. Eastern Time (Monday - Friday).

Q.  HOW DO I SIGN THE PROXY CARD?

A. INDIVIDUAL ACCOUNTS: Shareholders should sign exactly as their names appear on the account registration shown on the card.

  JOINT ACCOUNTS: Both the owners must sign and the signatures should conform exactly to the names shown on the account registration.

  ALL OTHER ACCOUNTS: The person signing must indicate his or her capacity. For example, a trustee for a trust should include his or her title when he or she signs, such as "Jane Doe, Trustee"; or an authorized officer of a company should indicate his or her position with the company, such as "John Smith, President."

Q.  WHO DO I CALL IF I HAVE QUESTIONS ABOUT THE PROXY STATEMENT?

A. Call your IDEX Customer Service Representative at 1-888-233-4339 between the hours of 8:00 a.m. and 8:00 p.m. ET (Monday - Friday).

THE ATTACHED PROXY STATEMENT CONTAINS MORE DETAILED INFORMATION ABOUT THE PROPOSALS RELATING TO THE FUND. PLEASE READ IT CAREFULLY!

                               IDEX MUTUAL FUNDS
                              IDEX GE U.S. Equity
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
                           (Toll-Free) 1-888-233-4339

                  NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                                FEBRUARY 8, 2002

To the shareholders of IDEX GE U.S.  Equity of IDEX Mutual Funds:

Notice is hereby given that a special meeting of the shareholders of IDEX GE U.S. Equity (the "Fund") (formerly, IDEX GE U.S. Equity) of IDEX Mutual Funds ("IDEX") will be held at 570 Carillon Parkway, St. Petersburg, Florida 33716, on the 8th day of February, 2002 at 11:30 a.m., local time, or any adjournment(s) thereof, for the following purposes:

     1. To approve a new Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI");
2. To approve a new Sub-Advisory Agreement between IMI and American Century Investment Management, Inc. ("American Century") with respect to the Fund;
3.     To approve the adoption of a Sub-Adviser Approval Policy;
4. To re-elect the current Trustees of the IDEX Board of Trustees and to elect new Trustees to the Board;
5.     To approve changes to certain investment restrictions;

as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Special Meeting and any related follow-up meetings.

The Board of Trustees of IDEX (the "Board") has fixed the close of business on November 13, 2001 as the record date for the determination of shareholders of the Fund that are entitled to notice of, and to vote at, the meeting. You are entitled to vote at the meeting and any adjournment(s) thereof if you owned shares of the Fund at the close of business on November 13, 2001. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please vote your shares either by mail, the Internet, telephone or facsimile.

To vote by mail:  Complete, date, sign and return your proxy card in the
------------------
enclosed, postage paid envelope. If your shares are held in the name of your brokerage firm (a street name account), please complete your proxy card and return it to your broker. Your vote is still important.

To vote by the internet or telephone or by facsimile, follow the enclosed
-------------------------------------------------------------------------
instructions.
-------------

If you vote your proxy ballot by any of the means mentioned above and then attend the meeting in person, you may change your vote in person at the meeting.

Each proposal set forth above has been unanimously approved by the Board with respect to the Fund. The Board recommends that you vote shares that you are entitled to vote "FOR" each proposal.

We look forward to your participation, and we thank you for your continued confidence in IDEX.

                              By Order of the Board of Trustees,
                              John K. Carter, Secretary
                              IDEX Mutual Funds
                            St. Petersburg, Florida

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

You may vote by mail, telephone, via the Internet or by facsimile.

IDEX will furnish, without charge, a copy of its most recent annual or semi-annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1-(888) 233-4339, or
          -----------------
write to IDEX at P.O. Box 9015, Clearwater, Florida 33758-9015.

Shareholders of the Fund are invited to attend the meeting in person. If you do not expect to attend the meeting, please vote your proxy card via mail, the Internet, facsimile or telephone.

In order to avoid the additional expense and delay of further solicitation, we ask that you vote your proxy promptly.

                    PROXY STATEMENT DATED NOVEMBER 26, 2001

                               IDEX MUTUAL FUNDS
                              IDEX GE U.S. Equity
                              570 Carillon Parkway
                         St. Petersburg, Florida 33716
                           (Toll Free) 1-888-233-4339

This is a proxy statement for the IDEX GE U.S. Equity (the "Fund") of IDEX Mutual Funds ("IDEX"), a series mutual fund consisting of several separate investment funds. This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of IDEX (the "Board") to be used at the IDEX special meeting of shareholders of the Fund or any adjournment(s) thereof (the "Meeting"). The Meeting will be held on February 8, 2002 at 11:30 a.m., ET, at 570 Carillon Parkway, St. Petersburg, Florida 33716.

The primary purposes of the Meeting are to permit shareholders of the Fund: (1) to approve a new investment advisory agreement between IDEX and Idex Management, Inc. ("IMI") on behalf of the Fund (the "Proposed Investment Advisory Agreement"); (2) to approve a new sub-advisory agreement between IMI and American Century with respect to the Fund (the "Proposed Sub-Advisory Agreement"), to take effect upon the later to occur of March 1, 2002 or obtaining shareholder approval; (3) to approve adoption of a Sub-Adviser Approval Policy on behalf of the Fund; (4) to re-elect current Trustees of the Board and to elect new Trustees to the Board ; and (5) approve changes to certain of the fundamental investment restrictions for the Fund.

The principal solicitation of proxies will be by the mailing of this Proxy Statement on or about November 26, 2001, but proxies may also be solicited by telephone and/or in person by representatives of IDEX, regular employees of Idex Investor Services, Inc. (the transfer agent of IDEX) their affiliate(s), or
Alamo Direct ("ALAMO"), a private proxy services firm.   The estimated costs for
this service is $_____. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals. The costs of the Meeting, including the preparation and mailing of the notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursement to broker-dealers and others who forward proxy materials to their clients, will be borne by IMI.

                               VOTING INFORMATION

Shareholders of record of the Fund who own shares of beneficial interest at the close of business on November 13, 2001 (the "Record Date") will be entitled to vote at the Meeting, including any adjournment(s) thereof, with respect to the Proposed Investment Advisory Agreement, the Proposed Sub-Advisory Agreement, the election of Trustees, the Sub-Adviser Approval Policy and the approval of changes to certain of the investment restrictions.

With respect to each proposal presented herein, shareholders are entitled to one vote for each share held and fractional votes for fractional shares held with no share having cumulative voting rights. With respect to the Fund, a majority of the shares of beneficial interest outstanding on the Record Date, represented in person or by proxy, will constitute a quorum for the Meeting, and therefore must be present for the transaction of business at the Meeting. Only proxies that are voted, abstentions and "broker non-votes" (as defined below) will be counted towards establishing a quorum. In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the

Fund shares represented at the Meeting in person or by proxy (excluding abstentions and "broker non-votes," as defined below).

The person named as proxies will vote those proxies that they are entitled to vote FOR the proposals in favor of an adjournment of the Meeting, and will vote those proxies required to be voted AGAINST any proposal for the Fund against such adjournment. A shareholder vote may be taken on any proposal prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions, if your proxy is received properly executed. If we receive your proxy, and it is executed properly, but you give no voting instructions with respect to any proposal, your shares will be voted FOR each proposal. The duly appointed proxies may, in their discretion, vote upon such other matters as may properly come before the Meeting.

Abstentions and "broker non-votes" (as defined below) are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposals. "Broker non-votes" are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

You may revoke your proxy: (a) at any time prior to its exercise by written notice of its revocation to the Secretary of IDEX at the above address prior to the Meeting; (b) by the subsequent execution and return of another proxy prior to the Meeting; or (c) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting.

As of the Record Date, the Fund had ____________ outstanding shares of beneficial interest.

Beneficial Owners. Occasionally the number of shares the Fund held in the "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of November 13, 2001, no person owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B, Class C or Class M shares except the following:

[information to come]

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, the Internet, by telephone or facsimile.

To Vote By Mail:
----------------
 .  Indicate your instructions on the enclosed proxy card;
 .  Date and sign the proxy card;
 . Mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and
 . Allow sufficient time for the voting instruction form to be received on or before 11:30 a.m. February 8th, 2002.

To Vote Via the Internet, by telephone or by facsimile, please follow the enclosed instructions.
With your proxy card(s) in hand, visit https://vote.proxy-direct.com and follow
                                       -----------------------------
the instructions on the web site.

Please vote each proxy card you may receive only once, unless you decide to change your vote before the Meeting.

ALAMO will assist us with this proxy solicitation. If we have not received your vote as the date of the Meeting approaches, you may receive a call from ALAMO to ask for your vote. If you vote by telephone, please do not return your proxy card, unless you later elect to change your vote.

If a shareholder wishes to participate in the Meeting, such shareholder may still submit the proxy card originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone, via the Internet or by facsimile, is revocable. A shareholder may revoke the accompanying proxy at any time prior to its use by filing with IDEX a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

                                  INTRODUCTION

IDEX

IDEX is a Massachusetts Business Trust organized as a diversified, open-end management investment company under the Investment Company Act of 1940 ("1940 Act"). Shares of IDEX are registered under the Securities Act of 1933 (the "1933 Act"), and IDEX itself is registered under the 1940 Act on Form N-1A with the Securities and Exchange Commission ("SEC"). Idex Investor Services, Inc. ("IIS"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, an affiliate of IDEX and IMI, serves as transfer agent and administrator for IDEX. AFSG Securities Corporation, located at 4333 Edgewood Road, NE, Cedar Rapids, Iowa 52499, serves as principal underwriter for IDEX. IDEX currently consists of 31 funds.

THE INVESTMENT ADVISER

IMI, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the investment adviser for IDEX, and is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA") and an affiliate of IDEX. AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON N.V., a Netherlands corporation and publicly traded U.S. insurance group.

IMI is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"). Pursuant to the Current Investment Advisory Agreement between IDEX and IMI, dated March 1, 1999, and subject to the supervision of the Board, IMI is responsible for furnishing continuous advice and recommendations to IDEX as to the acquisition, holding, or disposition of any or all the securities or other assets that the Fund may own or contemplate acquiring from time to time. IMI's officers attend meetings of the Board and are responsible for furnishing oral or written reports to keep the Board and officers of IDEX fully informed as to the condition of the investments of the Fund, the investment recommendations of IMI, and the investment considerations that have given rise to those recommendations. IMI supervises the purchase and sale of the investments of the Fund and maintains all books and records required to be maintained pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX.

The Investment Advisory Agreement contemplates that IMI, in connection with the performance of its responsibilities under the Investment Advisory Agreement, will enter into a sub-advisory agreement with a sub-adviser to provide the Fund with investment management services. IMI selects a sub-adviser based on a qualitative and quantitative evaluation of the proposed sub-adviser. IMI monitors the performance of each sub-adviser and evaluates how well the sub-adviser has performed in managing the assets of its respective fund(s) in light of each such fund's stated investment objective and policies. IMI also monitors each sub-adviser's long-term performance and the level of risk assumed in achieving that level of performance. Particular criteria for the selection and retention of a sub-adviser include the sub-adviser's discipline and thoroughness in pursuit of a fund's stated investment objective and the sub-adviser's long-term performance. Short-term performance by itself is not a significant factor in selecting or terminating a sub-adviser.

IMI also may, from time to time, recommend that the services of a sub-adviser be terminated. The criteria for termination includes the departure of a sub-adviser's key investment advisory personnel, a change in control of management of the sub-adviser, a departure from a fund's stated investment objective or policies, or other developments relating to the sub-adviser that are deemed not to be in the best interest of shareholders by IMI.

IMI does not currently act as an investment adviser with respect to any registered investment company other than IDEX. IMI has served as investment adviser of the Fund since March 1, 1999. Prior to that date, InterSecurities, Inc. served as investment adviser to the Fund.

IMI's directors and principal executive officer, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

Name and Position with IMI                                   Principal Occupation
-----------------------------------------------------------------------------------------------

John R. Kenney                                  Trustee and Chairman of IDEX Mutual Funds;
Director                                        Chairman of the Board of AEGON/Transamerica
                                                Series Fund, Inc.; Chairman, Director and
                                                Co-CEO of Great Companies, LLC; Director of
                                                AEGON/Transamerica Fund Advisers, Inc. and
                                                AEGON/Transamerica Fund Serivices, Inc.;
                                                Director of Idex Investor Services, Inc.;
                                                Director of ISI Insurance Agency, Inc.;
                                                Chairman and Chief Executive Officer of
                                                Western Reserve Life Assurance Co. of Ohio;
                                                Senior Vice President of AEGON USA, Inc.

-----------------------------------------------------------------------------------------------

Jerome C. Vahl                                  Director and President, Western Reserve Life
Director                                        Assurance Co. of Ohio; Director of Idex
                                                Investor Services, Inc.; Vice President, AEGON
                                                USA, Cedar Rapids, Iowa; Executive Vice
                                                President of IDEX Mutual Funds and
                                                AEGON/Transamerica Series Fund, Inc.

-----------------------------------------------------------------------------------------------

Thomas R. Moriarty                              Executive Vice President, Treasurer and
Director and CEO                                Principal Financial Officer of IDEX Mutual
                                                Funds and AEGON/Transamerica Series Fund,
                                                Inc.; President, Chief Executive Officer and
                                                Director of InterSecurities, Inc.; Senior Vice
                                                President of ISI Insurance Agency, Inc.;
                                                Director of Idex Investor Services, Inc.;
                                                Senior Vice President of Western Reserve Life
                                                Assurance Co. of Ohio; and President and CEO
                                                of AEGON Asset Management Services, Inc.

-----------------------------------------------------------------------------------------------

All directors as set forth above also serve as an officer or Trustee of IDEX. No officer or Trustee of IDEX (who is not a director of IMI) owns securities or has any other material direct or indirect interest in IMI or is a person controlling, controlled by or under common control with IMI.

THE SUB-ADVISER

GEAM rendered its resignation to the Board as sub-adviser to the Fund to be effective at close of business on February 28, 2002. The Board then selected American Century Investment Management, Inc. ("American Century" or the "Sub-Adviser") to serve as sub-adviser to the Fund, subject to shareholder approval. The Sub-Adviser provides investment advisory assistance and portfolio management advice to IMI for the Fund. Subject to review and supervision by IMI and the Board, the Sub-Adviser is responsible for the actual investment management of the Fund and for making decisions to buy, sell, or hold any particular security. The Sub-Adviser also places orders to buy or sell securities on behalf of the Fund. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading, and investment management of the Fund. The Sub-Adviser is a registered investment adviser under the Advisers Act.

                                  PROPOSAL 1:
             TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT


Currently, IMI acts as investment adviser to the Fund pursuant to an investment advisory agreement dated _______ (the "Current Investment Advisory Agreement"). IMI, in turn, entered into an Investment Sub-Advisory Agreement with GEAM dated _______ (the "GEAM Sub-Advisory Agreement"). Under the Current Investment Advisory Agreement, IMI is responsible for providing investment management and supervision services to the Fund.

Section 15(a) of the 1940 Act generally provides that no person may serve as an investment adviser to a registered investment company, such as the Fund, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

In conjunction with the termination of the GEAM Sub-Advisory Agreement, the Board seeks to replace the Current Investment Advisory Agreement with the Proposed Investment Advisory Agreement to conform to the investment advisory agreements of many other IDEX funds. In order for IMI to serve as the investment adviser to the Fund under the Proposed Investment Advisory Agreement, it must be
(i) approved by a majority of the Trustees of IDEX who are not parties to the Proposed Investment Advisory Agreement or interested persons of any such party or interested persons of IDEX as defined in Section 2(a)(19) of the 1940 Act ("Disinterested Trustees"); and (ii) by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act ("voting securities")) of the Fund.

Prior to and at a meeting held on October 30, 2001, the Board, including a majority of Disinterested Trustees, reviewed and, at that Board meeting, unanimously approved, the terms of the Proposed Investment Advisory Agreement on the basis that its execution would be in the best interest of each Fund and its shareholders, and authorized its submission to the shareholders of the Fund for their approval. If approved by the shareholders of the Fund, the Proposed Investment Advisory Agreement, as it applies to the Fund, will take effect on March 1, 2002, or as soon thereafter as practicable, following its approval by vote of a majority of the outstanding voting securities of the Fund.

The Current Investment Advisory Agreement

IMI has served as the investment adviser of IDEX with respect to the Fund, under the Current Investment Advisory Agreement since _______. Subject to the supervision and direction of the Board, IMI is generally responsible for managing the Fund in accordance with its stated investment objective and policies. As compensation for its services to the Fund, IMI currently is entitled to receive monthly compensation from IDEX at an annual rate of 0.80% of the first $500 million of the Fund's average daily net assets and 0.70% of the Fund's average daily net assets in excess of $500 million.

In addition to the investment advisory fee under the Current Investment Advisory Agreement, IMI also pays most of its operating costs, including administrative, bookkeeping, and clerical expenses, legal fees, auditing and accounting fees, shareholder services and transfer agent fees, custodian fees, costs of complying with state and federal regulations, preparing, printing and distributing reports to shareholders, Disinterested Trustees' fees and expenses, interest, insurance, dues for trade associations and taxes.

IMI has agreed to currently reimburse the Fund, or waive fees, or both, when the Fund's normal operating expenses, including advisory fees but excluding interest, taxes, brokerage commissions and 12b-1 fees, exceed, on an annual basis, 1.20% of the Fund's average daily net assets ("fee cap"). If the new advisory agreement is approved by shareholders, the fee cap will be __%.

The terms of the Current Investment Advisory Agreement were first approved by the Board, including by vote of a majority of its Disinterested Trustees cast in person, at a meeting held on March 1, 2000.

The Current Investment Advisory Agreement was most recently approved by the Board on March 26, 2001, and under its terms, will continue in effect from year to year, so long as such continuance is specifically approved at least annually by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purposes of voting on the approval of the terms of such renewal, and by either the Trustees of IDEX or the affirmative vote of a majority of the outstanding voting securities of the Fund. The Current Investment Advisory Agreement, as amended, was most recently submitted to shareholders for their approval on March 1, 2000, the date of its initial approval. The Current Investment Advisory Agreement may be terminated with respect to the Fund at any time by the Board of IDEX, or by vote of a majority of the outstanding voting securities of the Fund, in each case without penalty on 60 days' written notice to IMI, or by IMI on 60 days' written notice to IDEX, and will automatically terminate in the event of its assignment. The Current Investment Advisory Agreement may be amended with respect to the Fund only with the approval of the affirmative vote of a majority of the outstanding voting securities of the Fund and the approval by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purposes of voting on the approval of such amendment.

During the fiscal year ended October 31, 2000, IDEX paid IMI an aggregate investment advisory fee of approximately $____ less reimbursements, $____, resulting in a net fee of approximately $____ for investment management and supervision services and for certain administrative services, on behalf of the Fund. The Fund did not pay IMI for any other services than those stipulated in the Current Investment Advisory Agreement.

The Proposed Investment Advisory Agreement reflects a modest increase in the advisory fee rate. If the fee had been in effect during the Fund's fiscal year ended October 31, 2000, the Fund would have paid the IMI an aggregate advisory fee of $_____, which is ____% of the aggregate investment advisory fee actually paid by the Fund to IMI for that year.

The Proposed Investment Advisory Agreement

The Proposed Investment Advisory Agreement is substantially identical to the Current Investment Advisory Agreement, except that: (1) the date of effectiveness will be the later to occur of (a) obtaining shareholder approval or (b) March 1, 2002; (2) the management fee has been restructured to an annual rate of 0.90% of the first $100 million of the Fund's average daily net assets, 0.85% of the next $150 million of the Fund's average daily net assets and 0.80% of the Fund's average daily net assets over $250 million; and (3) it reflects certain non-material, conforming, clarifying and stylistic changes. The Proposed Investment Advisory Agreement does not contemplate any changes in the nature of services provided by IMI. The description herein of the terms of the Proposed Investment Advisory Agreement is qualified by reference to the full text of the Form of Proposed Investment Advisory Agreement itself, which appears as Exhibit 1 to this Proxy Statement.

Board Evaluation

The Disinterested Trustees consulted their own attorney and reviewed the extensive information provided by IMI and its attorneys. The nature of the matters to be considered and the standards to be used by the Trustees in reaching a decision were reviewed by the IMI attorneys and the attorney to the disinterested Trustees. After review and discussions of the information, the disinterested Trustees discussed the information and considered the factors to be weighed and standards to be applied in evaluating the proposed fee increase.

The Trustees first examined the nature, quality and scope of the services provided to the Fund by IMI. They compared the fee structures of similar funds in the industry.

After consideration of all of the data and information provided to them to evaluate the new fee structure proposed by IDEX, the Trustees, including the disinterested Trustees, discussed the proposed fee structure with representatives of IMI. The disinterested Trustees unanimously decided to recommend that the Trustees approve the proposed contract. Then, the Trustees unanimously approved the fee structure reflected in the contract.

The Trustees considered, among other factors:
 . the effect of the proposed investment advisory fee on the expense ratio of the Fund;
 . the effect of the proposed investment advisory fee on the nature or level of services to be provided to the Fund;
 .  the investment performance of the Fund;
 . information on the investment performance and advisory fees of other Funds within the IDEX group of funds; and
 . information on the investment performance and advisory fees of other funds not advised by IMI but believed to be generally comparable to the Fund.

In their review of the proposed increase in the advisory fees, the Trustees considered the fact that the current fees paid by the Fund are ranked in the lower quartile of other similar funds in the industry. The Trustees determined that the modestly higher fee will enhance the Fund's ability to provide competitive services on behalf of the Fund and to retain and attract sub-advisers with a stellar reputation in the fund industry to serve on behalf of the Fund.

In further evaluating the Proposed Investment Advisory Agreement, the Board considered that, except as described above and as set forth in the Proposed Investment Advisory Agreement which is attached hereto as Exhibit 1, the terms of the Proposed Investment Advisory Agreement are substantially identical to the terms of the Current Investment Advisory Agreement. As part of its analysis and evaluation of the Agreement and the fees paid to IMI thereunder, the Board compared the Agreement with the information they reviewed at the March 2001 meeting regarding the costs and profitability of IMI's operations, comparative information with respect to advisory fees and total expenses paid by other comparable investment companies over a range of asset sizes, and information with respect to recent developments and trends with respect to mutual funds with similar investment objectives and policies. The Board further determined that there were no substantial changes over the review of the agreement in March. Accordingly, the Board expects the Fund and its shareholders to receive the same level and quality of investment management and supervision services under the Proposed Investment Advisory Agreement as they receive under the Current Investment Advisory Agreement.

Based upon the Board's review and evaluation of the information presented, and in consideration of all factors the Board deemed relevant to their deliberations, the Board determined that the Proposed Investment Advisory Agreement is fair, reasonable, and in the best interest of the Fund and its shareholders. Accordingly, the Board, including the Disinterested Trustees, unanimously approved the terms of the Proposed Investment Advisory Agreement and determined to submit the Proposed Investment Advisory Agreement for consideration by the shareholders of the Fund.

To become effective, the Proposed Investment Advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

If the Proposed Investment Advisory Agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.


                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                              "FOR" PROPOSAL NO. 1


                                PROPOSAL NO. 2:
                 TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT
                        BETWEEN IMI AND AMERICAN CENTURY


IMI, on behalf of the Fund, entered into the GEAM Sub-Advisory Agreement with GEAM pursuant to which GEAM provided investment management services with respect to assets of the Fund. Per the terms of the GEAM Sub-Advisory Agreement, GEAM rendered its 60 day notice to the Board that it would terminate its sub-advisory services on behalf of the Fund effective at close of business on October 4, 2001. On that date, GEAM ceased to provide investment management services to the Fund and did not earn any additional compensation from the Fund.

On October 4, 2001, IMI entered into an Interim Sub-Advisory Agreement with American Century on behalf of the Fund. The shareholders of the Fund are being asked to approve the Proposed Sub-Advisory Agreement between IMI and American Century with respect to the Fund that will take effect upon the later to occur of (a) obtaining shareholder approval or (b) March 1, 2002. Under the Proposed Sub-Advisory Agreement, American Century will continue to serve as the investment sub-adviser with respect to the assets of the Fund. The terms and conditions of the Proposed Sub-Advisory Agreement are substantially identical to the terms and conditions of the Interim Sub-Advisory Agreement and the GEAM Sub-Advisory Agreement. The Proposed Sub-Advisory Agreement appears as Exhibit 2 to this Proxy Statement.

American Century

Currently, American Century, located at American Century Tower, 4500 Main Street, Kansas City, MO 64111 is serving as the interim sub-adviser to the Fund.

American Century provides investment management and related services to other mutual fund portfolios and individual, corporate and retirement accounts. The following registered investment company fund or portfolio advised by American Century has an investment objective similar to that of the Fund; the table identifies and sets forth the size of such fund/portfolio as of September 30, 2001, along with the management fee expressed as a percentage of average daily net assets for the fund/portfolio. American Century receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

Name of Portfolio/Fund with              Net Assets as of          Annual Management Fee
Similar Investment Objective            September 30, 2001                 Rate
-----------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------

Directors and Officers of American Century. The following table sets forth certain information concerning the principal executive officer and directors of American Century. The address of each of the following persons is _________________, unless otherwise noted.

Name and Position with American Century                       Principal Occupation
------------------------------------------------------------------------------------------------







No officer or trustee of IDEX is an officer, employee, director or shareholder of American Century. No officer or trustee of IDEX owns securities or has any other material direct or indirect interest in American Century.

GEAM Sub-Advisory Agreement

GEAM has served as sub-adviser of the Fund from March 1, 2000 to the present. Pursuant to the GEAM Sub-Advisory Agreement, IMI contracted with GEAM for investment sub-advisory services for the Fund.

Under the terms of the GEAM Sub-Advisory Agreement, GEAM provides investment advisory assistance and portfolio management advice to IMI. Subject to the review and supervision of IMI and the Board, GEAM is responsible for the actual management of the Fund and for making decisions to buy, sell or hold any particular security, and GEAM places orders to buy or sell securities on behalf of the Fund. GEAM bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.

The GEAM Sub-Advisory Agreement also stipulates that GEAM can place orders with broker-dealers for the purchase or sale of the Fund's portfolio securities and it should attempt to obtain quality execution at favorable security prices, but it can, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if GEAM determines in good faith that such commission is reasonable in relation to the brokerage or research services provided. GEAM did not pay any affiliated brokerage fees for the fiscal years ended October 31, 1998, 1999 or 2000.

For its services, GEAM receives monthly compensation from IMI in the amount of 50% of the investment management fees received by IMI with respect to the Fund.

During the most recent fiscal year of the Fund, GEAM received sub-advisory fees of approximately $_______ for its services under the GEAM Sub-Advisory Agreement. If the proposed investment advisory fee and proposed sub-advisory fee had been in effect during the Fund's fiscal year ended October 31, 2000, IMI would have paid the GEAM an aggregate advisory fee of $_____, which is ____% of the aggregate sub-advisory fee actually paid by the Fund to GEAM for that year.

The GEAM Sub-Advisory Agreement for the Fund was last approved by the Board on March 26, 2001, and was most recently submitted to shareholders for approval on March 1, 2000, the date of its initial approval. Under the terms of the GEAM Sub-Advisory Agreement, it continues in effect from year to year so long as such continuance is specifically approved annually by the vote of a majority of the Disinterested Trustees of IDEX, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board, or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in the 1940 Act). Under the terms of the GEAM Sub-Advisory Agreement, it can be terminated with respect to the Fund at any time, without penalty, by the Sub-Adviser, the Board, or by shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to GEAM or by GEAM on 60 days' written notice to IMI and IDEX. Per such terms, GEAM notified IDEX that it was terminating its services as sub-adviser to the Fund on February 28, 2002.

American Century Strategy:

To pursue the goal of the Fund, American Century will invest principally in common stocks. The manager will utilize a Multi-Style investment strategy that combines growth and value investment management styles. As a result, the Fund will strive to achieve characteristics similar to the Standard & Poor's 500 Composite Stock Index, including capital appreciation and income potential. Stock selection will be the key to the performance of the Fund.

Through fundamental company research, the American Century manager will seek to identify securities of large companies with characteristics such as: attractive valuations, financial strength, high quality management focused on generating shareholder value.

The American Century investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the fund manager ranks stocks, primarily the 1,500 largest publicly traded companies in the United States (measured by their market capitalization) from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the manager uses ratios of stock price-to-book value and stock price-to-cash flow, among others. To measure growth, the manager uses, among others, the rate of growth of company's earnings and changes in its earnings estimates.

In the second step, the manager will use a technique called portfolio optimization. In portfolio optimization, the manager uses a computer model to build a portfolio of stocks for the ranking described earlier that it believes will provide the optimal balance between risk and expected return. The goal is to create a fund that provides better returns than the S&P 500, without taking on significant additional risk.

The American Century manager does not attempt to time the market. Instead, under normal market conditions, it intends to keep the fund essentially fully invested in stocks regardless of the movement of stock prices. Stock index futures contracts, a type of derivative security, can help the fund's cash assets remain liquid while performing more like stocks. The fund has a policy governing stock index futures and similar derivative securities to help manage the risk of these types of instruments. For example, the manager will not leverage the fund's assets by investing in a derivative security.

PROPOSED SUB-ADVISORY AGREEMENT AND RECOMMENDATION OF THE
                               BOARD OF TRUSTEES

The Proposed Sub-Advisory Agreement is substantially identical to the GEAM Sub-Advisory Agreement except that: (i) the effective date will be the later to occur of (a) obtaining shareholder approval or (b) March 1, 2002; (ii) the initial term will end April 30, 2003; (iii) American Century will serve as the sub-adviser for the Fund; (iv) it reflects a modest increase in the amount IMI pays to the sub-adviser to an annual fee of 0.60% of the first $50 million of the Fund's average daily net assets; 0.55% of the Fund's average daily net assets over $50 million up to $150 million; 0.50% of the Fund's average daily net assets over $150 million up to $500 million; and 0.45% of the Fund's average daily net assets in excess of $500 million; and (iv) the Agreement reflects non-material conforming, stylistic and clarifying changes. The Proposed Sub-Advisory Agreement does not contemplate any changes in the nature of services currently provided. Assuming that the Proposed Sub-Advisory Agreement is approved by shareholders, American Century will serve as the investment sub-adviser to the Fund pursuant to the terms of the Proposed Sub-Advisory Agreement until such time as the agreement is amended or terminated in accordance with its terms.

Evaluation by the Board

Prior to and at a meeting of the Board on October 30, 2001, the Board, including the Disinterested Trustees, reviewed information regarding the Proposed Sub-Advisory Agreement.

In evaluating the Proposed Sub-Advisory Agreement, the Board took into account that the GEAM Sub-Advisory Agreement, including the terms relating to the services to be provided thereunder and the expenses payable by the Fund, is substantially identical to the Proposed Sub-Advisory Agreement, except for the dates of execution, effectiveness and termination, a modest increase in advisory fees, that American Century will serve as the sub-adviser for the Fund, and there were minor non-material clarifying and stylistic changes. The Board also considered the reputation, expertise and resources of American Century and its affiliates in the domestic and international financial markets, and the prior performance of the Fund under GEAM's management.

After consideration of the factors discussed in Proposal No. 1 and above, the Board, including the Disinterested Trustees, unanimously approved the Proposed sub-advisory agreement and voted to recommend approval of the proposed sub-advisory agreement to the shareholders of the Fund.

To become effective, the proposed sub-advisory Agreement must be approved by a "vote of the majority of the outstanding securities" of the Fund, as defined in the 1940 Act. The "vote of a majority of the outstanding voting securities" means the lesser of the vote of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or
(ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

In the event that the proposed sub-advisory agreement is not approved by the shareholders of the Fund, the Board will consider such alternative measures as the Board deems prudent and in the best interest of the Fund and its shareholders.


          THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR"
                                 PROPOSAL NO. 2

                                PROPOSAL NO. 3:
             TO APPROVE ADOPTION OF A SUB-ADVISORY APPROVAL POLICY
                             ON BEHALF OF THE FUND

This is a proposal to permit IMI, after obtaining approval of the Board, to enter into and materially amend sub-advisory agreements with non-affiliated investment sub-advisers for the Fund, without obtaining shareholder approval.

At the Board Meeting held on September 11, 2001, the Trustees, including a majority of the Trustees who are not parties to the sub-advisory agreements or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party (the "Disinterested Trustees"), approved and recommended that shareholders of the Fund approve a policy to permit IMI, on behalf of the Fund and subject to approval of the Board, to appoint non-affiliated sub-advisers, to enter into sub-advisory agreements, and to materially amend existing sub-advisory agreements (the "Sub-Adviser Approval Policy") without further shareholder approval for the existing Funds of IDEX, and for future Funds, subject to certain conditions. Special restrictions apply to the sub-advisers that are affiliates of IMI ("Affiliated Sub-Adviser"). Implementation of the Sub-Adviser Approval Policy approved by the Board is subject to the terms and conditions of an Exemptive Order received from the SEC as described below.

The Section 15 Exemptive Order

On August 5, 1998, the SEC granted an exemption from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Actto AEGON/Transamerica Series Fund, Inc. (formerly, WRL Series Fund, Inc.), AEGON/Transamerica Fund Advisers, Inc. (formerly, WRL Investment Management, Inc.) ("ATF") and any other registered investment company advised by ATFA, or a person controlling, controlled by, or under common control of ATFA (ICI Release No. 23379) (the "Exemptive Order"). IDEX and IMI are affiliates with those entities and are under common control of ATFA. The provisions of the 1940 Act require that shareholders approve investment advisory agreements, including sub-advisory agreements, and to approve any material amendment to such an investment advisory agreement. If shareholders approve the Sub-Adviser Approval Policy as described in the Exemptive Order, IMI will be authorized, subject to approval by the Board, to evaluate, select and retain new non-affiliated sub-advisers for the Fund, or materially amend an existing sub-advisory agreement without obtaining further approval of the Fund's shareholders, whenever IMI and the Board believe such actions are in the best interests of the Fund and its shareholders.

Current Sub-Adviser Approval Process. Currently, for the Fund, IMI enters into a separate sub-advisory agreement with the sub-adviser selected by IMI and approved by the Board. Under the terms of that Sub-Advisory Agreement, the sub-advisers have authority to provide the Fund with advice concerning the investment management of the Fund's assets. Subject to a Fund's investment objective, policies and restrictions, the sub-adviser determines what securities shall be purchased or sold, and what portion of the Fund's assets shall remain uninvested. For these sub-advisory services to the Fund, IMI pays the sub-adviser a monthly fee at an annual rate based on the average daily net assets of the Fund, as specified in the Sub-Advisory Agreement. The sub-adviser bears its own expenses of providing sub-advisory services to the Fund. The Fund's sub-advisory agreement is subject to annual approval by the Board, including the Disinterested Trustees. Any material amendments to an existing Sub-Advisory Agreement currently require approval by the Board and a Fund's shareholders.

The sub-adviser is an "investment adviser" to the Fund, as that term is defined in Section 2(a)(20) of the 1940 Act. Section 15(a) of the 1940 Act and Rule 18f-2 thereunder provide, in effect, that it is unlawful for any person to act as an investment adviser to a fund except pursuant to a written contract that has been submitted to and approved by the vote of a majority of the voting securities of that fund. Therefore, when a sub-adviser is initially retained, shareholders of a fund generally are required to approve the sub-advisory agreement with the sub-adviser. Similarly, if an existing sub-advisory agreement were amended in any material respect, such amendment would generally be deemed to result in a new contract for which shareholder approval would be required. Moreover, under
Section 15(a), a sub-advisory agreement terminates automatically upon its "assignment," which in most instances would occur upon a change of control of the sub-adviser.

Proposed Sub-Adviser Approval Policy. Approval of the Sub-Adviser Approval Policy will not affect any of the requirements under the federal securities laws that govern the Fund, IMI, the sub-adviser or the sub-advisory agreement other than the requirement to call meetings of the Fund's shareholders and obtain approval for certain changes affecting the sub-adviser. The Board, including the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements between IMI and a sub-adviser as well as all changes to existing sub-advisory agreements. IDEX and IMI will be subject to several conditions imposed by the SEC to ensure that the interests of the Fund's shareholders are adequately protected whenever the IMI acts under the Sub-Adviser Approval Policy. Furthermore, within 90 days of the hiring of a new sub-adviser, IDEX will provide the Fund's shareholders with an information statement that contains substantially the same information about the sub-adviser, the sub-advisory agreement and the sub-advisory fee that would be required to be sent to shareholders in a proxy statement.

SHAREHOLDER APPROVAL OF THIS PROPOSAL WILL NOT RESULT IN AN INCREASE OR DECREASE IN THE TOTAL AMOUNT OF INVESTMENT ADVISORY FEES PAID BY THE FUND TO IMI. Shareholders should recognize that in engaging a new sub-adviser and entering into a sub-advisory agreement, IMI will negotiate fees with that sub-adviser and, because these fees are paid by IMI and not directly by the Fund, any fee reduction negotiated by IMI may inure to IMI's benefit and any increase will inure to its detriment. The fees paid to IMI by the Fund and the fees paid the sub-adviser by IMI are considered by the Board in approving the advisory and sub-advisory arrangements, and any change in fees paid by the Fund to IMI would require shareholder approval. In any event, if the shareholders approve this Sub-Advisor Approval Policy, then IMI, pursuant to the Fund's Investment Advisory Agreement, will continue to provide the same level of management and administrative services to the Fund as it has always provided.

In addition to shareholder approval, the relief granted by the SEC and set forth in the Exemptive Order is subject to the following conditions:

(1) IMI will not enter into a sub-advisory agreement with any affiliated sub-adviser without the sub-advisory agreement, including the compensation to be paid thereunder, being approved by the shareholders of that Fund.

(2) At all times, a majority of the Board will be persons each of whom is a Disinterested Trustee and the nomination of new or additional Disinterested Trustees will be within the discretion of the then-existing Disinterested Trustees.

(3) When a sub-adviser change is proposed for the Fund with an affiliated sub-adviser, the Board, including a majority of the Disinterested Trustees, will make a separate finding, reflected in the minutes of the meetings of the Board, that the change is in the best interests of the Fund and the shareholders, and does not involve a conflict of interest from which IMI or the affiliated sub-adviser derives an inappropriate advantage.

(4) IMI will provide general management and administrative services to IDEX and the Fund, including overall supervisory responsibility for the general management and investment of the Fund's securities portfolios, and subject to review and approval by the Board, will: (a) set the Fund's overall investment strategies; (b) select sub-advisers; (c) monitor and evaluate the performance of sub-advisers; (d) allocate and, when appropriate, reallocate the Fund's assets among its sub-advisers in those cases where the Fund may have more than one sub-adviser; and (e) implement procedures reasonably designed to ensure that the sub-adviser complies with the Fund's investment objective, policies, and restrictions.

(5) Within ninety (90) days of the hiring of any new sub-adviser, IMI will furnish shareholders of the Fund with all information about the new sub-adviser that would be included in a proxy statement. The information will include any change in the disclosure caused by the addition of a new sub-adviser. IMI will meet this condition by providing the shareholders with an information statement that meets certain requirements of the Securities Exchange Act of 1934, as amended, and the rules thereunder.

(6) IDEX will disclose in its prospectus the existence, substance, and effect of the Proposed Sub-Adviser Approval Policy. The IDEX prospectus will prominently disclose that IMI has ultimate responsibility for the investment performance of the Fund due to its responsibility to oversee the sub-adviser and recommend its hiring, termination, and replacement.

(7) No Trustee or officer of IDEX or IMI will own directly or indirectly (other than through a pooled investment vehicle that is not controlled by the Trustee or officer) any interest in a sub-adviser, except for: (a) ownership of interests in IMI or any entity that controls, is controlled by, or is under common control with IMI; or (b) ownership of less than one percent (1%) of the outstanding securities of any class of equity or debt securities of a publicly traded company that is either a sub-adviser or an entity that controls, is controlled by, or is under common control with a sub-adviser.

In addition, in connection with the implementation of the proposed Sub-Adviser Approval Policy, the Board and IMI may amend, from time to time, certain provisions of the sub-advisory agreements to reflect the terms and conditions of the Exemptive Order and the Sub-Adviser Approval Policy.

Reasons for Approving the Sub-Adviser Approval Policy

The Board believes that providing IMI with maximum flexibility to perform those duties that shareholders expect IMI to perform - selecting, supervising and evaluating non-affiliated sub-advisers - without incurring the unnecessary delay or expense of obtaining shareholder approval is in the best interests of the Fund's shareholders because it will allow the Fund to operate more efficiently. Currently, in order for IMI to appoint a sub-adviser or materially amend a sub-advisory agreement, IDEX must call and hold a shareholders' meeting of the Fund (as it is doing in this proxy), create and distribute proxy materials, and solicit proxy votes from the Fund's shareholders. This process is timely and costly, and the costs are usually borne entirely by the Fund. Without the delay inherent in holding a shareholders meeting, the Fund would be able to act more quickly and with less expense to appoint a non-affiliated sub-adviser when the Trustees and IMI feel that the appointment would benefit the Fund.

Also, the IDEX Board believes that it is appropriate to allow the selection, supervision and evaluation of a non-affiliated sub-adviser to be done by IMI (subject to review and approval by the IDEX Board) in light of the management structure of IDEX, as well as IMI's significant experience and expertise in selecting sub-advisers and the shareholders' expectation that IMI will utilize that expertise to select the most competent sub-advisers. In the opinion of the Trustees, IMI has demonstrated that it has the requisite expertise to evaluate, select and supervise sub-advisers. The Board believes that many investors choose to invest in the Fund because of IMI's experience and expertise in evaluating and choosing sub-advisers who can add the most value to a shareholder's investment in a fund.

Finally, the Board will provide sufficient oversight of the sub-adviser selection process to ensure that shareholders' interests are protected whenever IMI selects a new sub-adviser or materially amends the existing sub-advisory agreement. The Board, including a majority of the Disinterested Trustees, will continue to evaluate and approve all new sub-advisory agreements as well as any amendments to existing sub-advisory agreements. In its review, the Board will analyze all factors that it considers to be relevant to the determination, including the nature, quality and scope of services provided by the sub-adviser. The Trustees will compare the investment performance of the assets managed by the sub-adviser with other accounts with similar investment objectives managed by other advisers and will review the sub-adviser's compliance with federal securities laws and regulations. The Board believes that their comprehensive review will ensure that IMI continues to act in the best interests of the Fund and its shareholders. The sub-advisory agreements will continue to be subject to all provisions of the 1940 Act, except for the specific provisions of the 1940 Act for which relief was granted by the SEC in the Exemptive Order.

Shareholder Approval
--------------------

The adoption of the Sub-Adviser Approval Policy requires an affirmative vote of
a majority of outstanding shares present or by proxy.   Shareholders of each
Fund will vote as separate classes on the Proposal.

                        THE BOARD OF TRUSTEES RECOMMENDS
                          A VOTE "FOR" PROPOSAL NO. 3

                                PROPOSAL NO. 4:
                     TO RE-ELECT TRUSTEES OF THE IDEX BOARD
                   AND TO ELECT TWO NEW TRUSTEES TO THE BOARD


IDEX is not required to hold annual meetings of shareholders for the election of Trustees. Shareholders are asked to consider the re-election of the seven Trustees and the election of two new trustees to the IDEX Board at the Special Meeting pursuant to the Fund's Bylaws, which permit the election of Trustees at any meeting required to be held. Election of the Trustees requires a vote of all IDEX shareholders. Shareholders of other IDEX funds will be asked to vote for the Trustees at a later date. The results of the Trustee election will be effective March 1, 2002.

At a meeting held on June 14, 2001 (the "Board Meeting"), the Disinterested Trustees unanimously nominated for re-election: Peter R. Brown, Charles C. Harris, Jack E. Zimmerman, William W. Short, Jr., Daniel Calabria, John R. Kenney, and Patrick S. Baird, the incumbent Trustees; and unanimously nominated for election to the Board Janice B. Case and Russell A. Kimball, Jr. The Trustees are to be elected to serve until reaching their respective designated retirement ages or until their successors are duly elected and qualified. Following the Meeting, IDEX does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. Each of the nominees named has agreed to serve as a Trustee if elected. However, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the Board.

The following sets forth the names, ages, principal occupations, and other information respecting the nominees:

                                                                                                                Number of
                                                   Term of Office                                        Funds/Portfolios overseen
                                                                                                              in Fund Complex
                                                                                                   by Trustee or Nominee for Trustee
                                                                                                             in Fund Complex
                                                   and length of
                                    Position(s)     time served           Principal Occupation(s)
                                       held                                    or Employment
      Name, Address & Age            With IDEX                              in the past 5 years

---------------------------------------------------------------------------------------------------------------------------
Peter R. Brown                     Vice Chairman   1986 - present    Chairman of the Board, Peter Brown    All IDEX funds
1180 6th Street East                                                 Construction Company (construction          (31)
Treasure Island,                                                     contractors and engineers), Largo,
Florida  33708                                                                    Florida                     All AEGON/
(DOB 5/10/28)                                                           (1963-2000); Vice Chairman,          Transamerica
                                                                   AEGON/Transamerica Series Fund, Inc.,     Series Fund
                                                                       Rear Admiral (Ret.) U.S. Navy           ("ATSF")
                                                                       Reserve, Civil Engineer Corps.      portfolios (34)





---------------------------------------------------------------------------------------------------------------------------
Charles C. Harris                     Trustee      1994 - present   Director, AEGON/Transamerica Series     All IDEX funds
35 Winston Drive                                                     Fund, Inc. (1986-present); former           (31)
Clearwater,                                                         Trustee of IDEX Fund, IDEX II Series
Florida  33756                                                             Fund and IDEX Fund 3.               All ATSF

(DOB 7/15/30)                                                                                              Portfolios (34)



---------------------------------------------------------------------------------------------------------------------------

Russell A. Kimball, Jr.           Nominee          Current         Director, AEGON/Transamerica Series     All of IDEX
1160 Gulf Boulevard                                Nominee         Fund, Inc. (1986-present); General      Funds (31)
Clearwater Beach,                                                  Manager, Sheraton Sand Key Resort
Florida  34630                                                     (resort hotel), Clearwater, Florida     All ATSF
(DOB 8/17/44)                                                      (1975-present)                          Portfolios (34)




---------------------------------------------------------------------------------------------------------------------------
John R. Kenney(1)                 Chairman         1996-present    Chairman of the Board, Director and     All IDEX funds
P. O. Box 5068                                                     Co-CEO of Great Companies, L.L.C.;      (31)
Clearwater,                                                        Chairman of the Board of Directors,
Florida  33758                                                     Western Reserve Life Assurance Co. of   All ATSF
(DOB 2/8/38)                                                       Ohio; Chairman of the Board of          Portfolios (34)
                                                                   Directors (September, 1996-present),
                                                                   President (September, 1997-present);
                                                                   AEGON/Transamerica Fund Advisers,
                                                                   Inc. (investment adviser), St.
                                                                   Petersburg, Florida; Chairman of the
                                                                   Board of Directors (September
                                                                   1996-present), AEGON/Transamerica
                                                                   Fund Services, Inc., St. Petersburg,
                                                                   Florida; Director (December,
                                                                   1990-present); IDEX Management, Inc.,
                                                                   (investment adviser), St. Petersburg,
                                                                   Florida; Trustee and Chairman
                                                                   (September 1996-present),
                                                                   AEGON/Transamerica Series Fund, Inc.
                                                                   (investment company), St. Petersburg,
                                                                   Florida.




---------------------------------------------------------------------------------------------------------------------------

Patrick S. Baird (1)              President,       1999-present    Executive Vice President, Chief         All IDEX funds
4333 Edgewood Road NE             Trustee                          Operating Officer (February,            (31)
Cedar Rapids,                                                      1996-present), AEGON USA; President
Iowa 52499                                                         and Director,  AEGON/Transamerica       All ATSF
(DOB 1/19/54)                                                      Series Fund, Inc.                       Portfolios (34)




---------------------------------------------------------------------------------------------------------------------------
Jack E. Zimmerman**               Trustee                  1986 -  Director (December, 1987-present),      All IDEX funds
507 Saint Michael Circle                           present         Western Reserve Life Assurance Co. of   (31)
Kettering,                                                         Ohio; currently retired; formerly,
Ohio  45429                                                        Director, Regional Marketing of
(DOB 2/3/28)                                                       Marietta Corporation (aerospace
                                                                   industry) and Director of Strategic
                                                                   Planning of Martin Marietta Baltimore
                                                                   Aerospace.




---------------------------------------------------------------------------------------------------------------------------
William W. Short, Jr.             Trustee                  1986 -  Director, AEGON/Transamerica Series     All IDEX funds
12420 73rd Court                                   present         Fund, Inc. (2000-present); President    (31)
Largo,                                                             and majority shareholder of Short's,
Florida 33773                                                      Inc. (men's retail apparel); Chairman   All ATSF
(DOB 2/25/36)                                                      of Southern Apparel Corporation,        Portfolios (34)
                                                                   S.A.C. Apparel Corporation and S.A.C.
                                                                   Distributors (nationwide wholesale
                                                                   apparel distributors), Largo, Florida.




---------------------------------------------------------------------------------------------------------------------------
Daniel Calabria                   Trustee          1996-present    Director, AEGON/Transamerica Series     All IDEX funds
7068 S. Shore Drive So.,                                           Fund, Inc. (2001-present); Trustee      (31)
South Pasadena,                                                    (1993-present) and President
Florida  33707                                                     (1993-1995) of the Florida Tax Free     All ATSF
(DOB 3/5/36)                                                       Funds (mutual funds); President and     Portfolios (34)
                                                                   Director (1995) of Sun Chiropractic
                                                                   Clinics, Inc., Executive Vice
                                                                   President (1993-1995), William R.
                                                                   Hough & Co. (investment adviser,
                                                                   municipal bond and underwriting firm).




---------------------------------------------------------------------------------------------------------------------------

Janice B. Case                    Nominee          Current         Director, AEGON/Transamerica Series     All IDEX funds
205 Palm Island NW                                 Nominee         Fund, Inc. (2001-present); Senior       (31)
Clearwater, Florida 33767                                          Vice President (1996-2000), Vice
(DOB 9/27/52)                                                      President (1990-1996), Director of      All ATSF
                                                                   Customer Service & Marketing            Portfolios (34)
                                                                   (1987-1990), Florida Power
                                                                   Corporation, St. Petersburg, Florida



---------------------------------------------------------------------------------------------------------------------------

(1) Such Trustee is an "Interested Person" of the fund as defined in the 1940 Act and an affiliated person of AFSG, and did not receive compensation directly from IDEX. Such Trustee is also an affiliated person of IMI.
** Mr. Zimmerman is the brother-in-law of John Kenney, Chairman and CEO of IDEX.

The Board met 4 times during the twelve months ended October 31, 2000 (the "Period").

The Board's Audit Committee is composed of Messrs. Brown, Harris, and Short, and met 2 times in the Period. All Audit Committee members are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The functions performed by the Audit Committee include the recommendation of the independent public accountants for IDEX to be selected by the Board, the review of the scope and results of audit services, the review of the adequacy of internal accounting and financial controls, the review of material changes in accounting principals and practices and other matters when requested from time to time by the Board. The Audit Committee has adopted a charter to set forth its responsibilities (the "Charter"). A copy of the Charter is attached to this Proxy Statement as Exhibit 4.

As required by the Charter, the Audit Committee received and reviewed the report of PricewaterhouseCoopers (PWC), the independent public accountants for IDEX, regarding the results of their audit, as well as the written disclosures and the letter from PWC required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of IDEX. A representative of PWC also discussed with the Audit Committee the independence of PWC from IDEX, as well as the matters required to be discussed by Statement of Auditing Standards 61. Discussions between the Audit Committee and the representative of PWC included the following:

 . PWC's responsibilities in accordance with generally accepted auditing standards
 . The initial selection of, and whether there were any changes in, significant accounting policies or their application
 .  Management's judgments and accounting estimates
 .  Whether there were any significant audit adjustments
 .  Whether there were any disagreements with management
 .  Whether there was any consultation with other accountants
 . Whether there were any major issues discussed with management prior to PWC's retention
 .  Whether PWC encountered any difficulties in performing the audit
 .  PWC's judgments about the quality of the IDEX accounting principles
 . PWC's responsibilities for information prepared by management that is included in documents containing audited financial statements

Based on its review of the financial statements and its discussions with management and the representative of PWC, the Audit Committee did not become aware of any material misstatements or omissions in the financial statements. Accordingly, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for the year ended October 31, 2000, and filed with the SEC.

During the year ended October 31, 2000, PWC billed IDEX $234,000 in fees for professional services in connection with the audit of the IDEX annual financial statements. PWC also serves an independent auditor for

During the fiscal year ended October 31, 2000, no fees were incurred by IDEX from PWC for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to the IDEX financial statements.

The Board's Nominating Committee is composed of Messrs. Brown, Harris, and Short, and met 1 time during the Period. The functions performed by the Nominating Committee includes making nominations for independent trustees, and for membership on committees. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted in writing to the Committee in care of the Secretary of IDEX at the address shown on page 1 of this Proxy Statement.

Each Disinterested Trustee currently receives a total annual retainer fee of $20,000, plus $4,000 and incidental expenses for each regular meeting attended and $2,500 for each special meeting attended.

During the fiscal year ended October 31, 2000, the Trustees received the following compensation from IDEX:

                                                         Compensation for Year Ended
               Name of Person, Position                        October 31, 2000

-------------------------------------------------------------------------------------
Peter R. Brown,
Vice Chairman                                                                 $43,500
-------------------------------------------------------------------------------------
Daniel Calabria,
Trustee                                                                       $38,500
-------------------------------------------------------------------------------------
Charles C. Harris,
Trustee                                                                       $43,500
-------------------------------------------------------------------------------------
William W. Short, Jr.,
Trustee                                                                       $43,500
-------------------------------------------------------------------------------------
Jack E. Zimmerman,
Trustee                                                                       $38,500
-------------------------------------------------------------------------------------


Disinterested Trustees may participate in a non-qualified deferred compensation plan. Under this plan, compensation may be deferred that would otherwise be payable by IDEX and by certain other entities, including AEGON/Transamerica Series Fund, Inc. Compensation may be deferred on a current basis for services rendered as a director/trustee. Interested Trustees do not receive any compensation from IDEX.

Shareholder Approval

The selection of each nominee requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting, in person or by proxy.


              THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE
                             "FOR" PROPOSAL NO. 4.


                                PROPOSAL NO. 5:
       TO APPROVE CHANGES TO CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS
                            WITH RESPECT TO THE FUND

The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies, such as IDEX, to adopt certain specific investment restrictions that can be changed only by shareholder vote. These are referred to as "fundamental policies." They limit the investment activities of the investment adviser.

At the Meeting, shareholders will be asked to approve changes to certain fundamental investment restrictions for the Fund. American Century asked for changes to certain restrictions so that it would be able to manage the Fund in the same manner that it manages its other domestic funds. At a meeting of the Board, the Board, including all Disinterested Trustees of IDEX, unanimously voted to approve the changes and to recommend that the shareholders also approve the changes.

Background

It is the opinion of the sub-adviser that the current fundamental investment restrictions of the Fund have served shareholders well since inception of the Fund. However, American Century desires to have the investment restrictions reflect the restrictions of the other domestic funds that they currently manage to allow consistency in management style. Most of the restrictions are similar to those that are already in place, and simply reflect minor stylistic and clarifying revisions.

Shareholders are being asked to approve the deletion of certain fundamental investment restrictions currently followed by IDEX GE U.S. Equity, and to approve certain fundamental restrictions that are currently followed by IDEX American Century Income & Growth and that are similar to the fundamental investment restrictions of IDEX GE U.S. Equity.

The current GE U.S. Equity fundamental investment restrictions to be deleted are:

1. Make short sales of securities or maintain a short position, unless at all times when a short position is open, the fund owns an equal amount of the securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount to, the securities sold short.

2. Purchase securities on margin, except that a fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with futures contracts, financial futures contracts or related options, and options on securities, options on securities indexes and options on currencies will not be deemed to be a purchase of securities on margin by a fund;

3.  Invest in companies for the purpose of exercising control or management;

The new fundamental investment restrictions for IDEX GE U.S. Equity are:

IDEX G.E. U.S. Equity may not, as a matter of fundamental policy:

1. Purchase securities (other than Government Securities) of any issuer if, as a result of the purchase, more than 5% of the fund's total assets would be invested in the securities of the issuer, except that up to 25% of the value of the total assets of the fund may be invested without regard to this limitation. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

2. Invest more than 25% of the value of its total assets in securities of issuers in any one industry. For purposes of this restriction, the term industry will be deemed to include (a) the government of any one country other than the United States, but not the U.S. Government and (b) all supra-national organization;

3. Invest in commodities, except that each non-money market fund may invest in futures contracts (including financial futures contracts, index futures contracts or securities index futures contracts) and related options and other similar contracts (including foreign currency forward, futures and options contracts) as described in this Statement of Additional Information and in the Prospectus;

4. Purchase or sell real estate or real estate limited partnership interests, or invest in oil, gas or mineral leases, or mineral exploration or development programs, except that a fund may (a) invest in securities secured by real estate, mortgages or interests in real estate or mortgages, (b) purchase securities issued by companies that invest or deal in real estate, mortgages or interests in real estate or mortgages, (c) engage in the purchase and sale of real estate as necessary to provide it with an office for the transaction of business or (d) acquire real estate or interests in real estate securing an issuer's obligations in the event of a default by that issuer;

5. Underwrite any issue of securities, except to the extent that the sale of portfolio securities in accordance with the fund's investment objective, policies and limitations may be deemed to be an underwriting, and except that the fund may acquire securities under circumstances in which, if the securities were sold, the fund might be deemed to be an underwriter for purposes of the Securities Act of 1933, as amended;

6. Lend its assets or money to other persons, except through (a) purchasing debt obligations, (b) lending portfolio securities in an amount not to exceed 30% of the fund's total assets taken at market value, (c) entering into repurchase agreements, (d) trading in financial futures contracts, index futures contracts, securities indexes and options on financial futures contracts, options on index futures contracts, options on securities and options on securities indexes and (e) entering into variable rate demand notes;

7. Borrow money, except that a fund may enter into reverse repurchase agreements and may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests and cash payments of dividends and distributions that might otherwise require the untimely disposition of securities, in an amount not to exceed 33 1/3% of the value of the fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made. Whenever borrowings, including reverse repurchase agreements, of 5% or more of a fund's total assets are outstanding, the fund will not make any additional investments;

The current fundamental investment restrictions to be changed are:

IDEX GE U.S. Equity may not, as a matter of fundamental policy:

1. Issue senior securities except as otherwise permitted by the 1940 Act and as otherwise permitted herein.

Furthermore, the fund has adopted the following non-fundamental investment restrictions, which may be changed by the Board of Trustees of the Fund without shareholder approval:

     (A) The fund may not purchase illiquid securities if more than 15% of the net assets of the fund would be invested in illiquid securities. For purpose of this restriction illiquid securities are securities that cannot be disposed of by a fund within seven days in the ordinary course of business at approximately the amount at which the fund had valued the securities;

     (B) The fund may not purchase restricted securities if more than 10% of the total assets of the fund would be invested in restricted securities. Restricted securities are securities that are subject to contractual or legal restrictions on transfer excluding for purposes of this restriction, restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), that have been determined to be liquid by the Trust's Board of Trustees based upon the trading markets for the securities; and

     (C) The fund may not purchase securities of other investment companies, other than a security acquired in connection with a merger, consolidation, acquisition, reorganization or offer of exchange except as otherwise permitted under the 1940 Act. Investments by the fund in GEI Short-Term Investment Fund, a private investment fund advised by GE Asset Management Incorporated ("GEAM"), created specifically to serve as a vehicle for the collective investment of cash balances of the fund and other accounts advised by GEAM or General Electric Investment Corporation ("GEIC"), are not subject to this restriction, pursuant to and in accordance with necessary regulatory approvals.

The percentage limitations in the restrictions listed above apply at the time of purchases of securities. For purposes of investment restriction number 5, the fund may use the industry classifications reflected by the S&P 500 Composite Stock Index, if applicable at the time of determination. For all other portfolio holdings, the fund may use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg Inc. In addition, the fund may select its own industry classifications, provided such classifications are reasonable.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy of limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

use the Directory of Companies Required to File Annual Reports with the SEC and Bloomberg, Inc. In addition, the fund may select its own industry classifications, provided such classifications are reasonable.

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

The proposed investment restrictions are:

IDEX GE U.S Equity may not, as a matter of fundamental policy:

1. With respect to 75% of the fund's total assets, purchase the securities of any one issuer (other than government securities as defined in the 1940 Act) if immediately after and as a result of such purchase (a) the value of the holdings of the fund in the securities of such issuer exceeds 5% of the value of the fund's total assets, or (b), the fund owns more than 10% of the outstanding voting securities of any one class of securities of such issuer. All securities of a foreign government and its agencies will be treated as a single issuer for purposes of this restriction;

2. Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount exceeding 33 1/3% of the value of the fund's total assets (including amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This policy shall not prohibit reverse repurchase agreements or deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts;

3. Lend any security or make any other loan if, as a result, more than 33 1/3% of the fund's total assets would be lent to other parties, except (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations or (ii) by engaging in repurchase agreements with respect to portfolio securities;

4. Purchase or sell real estate (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage-backed securities, or securities of companies engaged in the real estate business);

5. Invest 25% or more of the fund's assets in the securities of issuers primarily engaged in the same industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

6. Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of its portfolio securities;

7. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments provided this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or investing in securities or other instruments backed by physical commodities; and

8. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (I) making and collateralizing any permitted borrowings and/or purchases of government securities on a "when-issued" or "delayed delivery" basis, (ii) making any permitted loans of its portfolio securities, or (iii) entering into any permitted reverse repurchase agreements that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover."

In addition to the above, as a fundamental policy, the fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as such fund (which might result in duplication of certain fees and expenses).

Please note: The change to the fundamental investment restriction regarding the issuance of senior securities does not represent a change in any fundamental investment restriction regarding reverse repurchase agreements or lending, nor does it represent the creation, expansion, or contraction of any existing authority on the part of the Fund or its investment adviser to engage in such arrangements. The change merely represents a revision to clarify that the Fund engaging in a reverse repurchase agreement is subject to certain asset coverage and segregation requirements. In addition, the ability to lend securities has increased slightly from 30% to 33 1/3% to correspond with the fundamental investment restrictions of IDEX American Century Income & Growth. The Board does not feel that this change will increase the investment risk of the fund.

Shareholder Approval

The change to the fundamental investment restrictions set forth above requires an affirmative vote of a majority of outstanding voting securities entitled to vote present at the Special Meeting in person or by proxy.

                THE BOARD OF TRUSTEES OF IDEX RECOMMENDS A VOTE
                              "FOR" PROPOSAL NO. 5


Shareholder Proposals

As a general matter, IDEX does not hold annual meetings of shareholders. Shareholders wishing to submit proposals to be considered at an upcoming meeting or for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.

Annual and Semi-Annual Reports

IDEX will furnish, without charge, a copy of its most recent annual report and semi-annual report to shareholders upon request. To obtain a copy, you may download a copy at www.idexfunds.com, call IDEX Customer Service at 1(888) 233-
                   -----------------
4339, or write to IDEX at: P.O. Box 9015, Clearwater, Florida 33758-9015.

Additional Information

The Fund's investment adviser, Idex Management, Inc., and its transfer agent, Idex Investor Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202, and its principal underwriter/distributor, AFSG Securities Corporation is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0002.

Other Business

Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of IDEX and its shareholders.

  By Order of the Board of Trustees,

  John K. Carter, Esq.
  Secretary
  AEGON/Transamerica Series Fund, Inc.
  St. Petersburg, Florida


Exhibit 1 - Proposed Investment Advisory Agreement
Exhibit 2 - Proposed Sub-Advisory Agreement
Exhibit 3 - Audit Committee Charter

                                   EXHIBT 1:

                               IDEX MUTUAL FUNDS
                                    FORM OF

                         INVESTMENT ADVISORY AGREEMENT

                        FORM OF SUB-ADVISORY AGREEMENT
                                    BETWEEN
                             IDEX MANAGEMENT, INC.
                                      AND
                 AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.


     SUB-ADVISORY AGREEMENT, made as of the ___ day of ___________, 2002, between IDEX Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Delaware and American Century Investment Management, Inc. ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Delaware.

     WHEREAS, the Investment Adviser acts as an investment adviser to the Funds described below pursuant to an investment advisory agreement dated November 15, 1995, as amended (the "Advisory Agreement"), with IDEX Mutual Funds ("IDEX"), a Massachusetts business trust which is engaged in business as an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, IDEX is authorized to issue shares of IDEX American Century Income & Growth (the "Fund"), a separate series of IDEX;

     WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

     WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Fund and the Sub-Adviser is willing to furnish such services.

     NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

     1.   Appointment.

     Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

     2.   Duties of the Sub-Adviser.

          A.  Investment Sub-Advisory Services.  Subject to the supervision of
              ---------------------------------
the IDEX Board of Trustees ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Fund in accordance with the Fund's investment objective, policies, and restrictions as provided in the IDEX Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or IDEX, acting on behalf of the Board, by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with the Fund's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Fund, is authorized, in its discretion and without prior consultation with the Fund or the Investment Adviser, to:

        (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

        (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

          B.  Additional Duties of Sub-Adviser.   In addition to the above, Sub-
              ---------------------------------
  Adviser shall:

        (1) furnish continuous investment information, advice and recommendations to IDEX as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time;

        (2) cause its officers to attend meetings of IDEX and furnish oral or written reports, as IDEX may reasonably require, in order to keep IDEX and its officers and Board fully informed as to the condition of the investment securities of the Fund, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

        (3) furnish such statistical and analytical information and reports as may reasonably be required by IDEX from time to time.

          C.  Further Duties of Sub-Adviser.  In all matters relating to the
              ------------------------------
performance of this Agreement, the Sub-Adviser shall act in conformity with the IDEX Restatement of Declaration of Trust and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

     3.   Compensation.

     For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive monthly, an investment
management fee as specified in Schedule A of this Agreement.   If this Agreement
becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

     4.   Duties of the Investment Adviser.

          A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

          B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

          (1) The IDEX Restatement of Declaration of Trust, as filed with the State of Massachusetts, as in effect on the date hereof and as amended from time to time ("Trust");

          (2) The By-Laws of IDEX as in effect on the date hereof and as amended from time to time ("By-Laws");

          (3) Certified resolutions of the Board of IDEX authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

          (4) The IDEX Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Fund and its shares and all amendments thereto ("Registration Statement");

          (5) The Notification of Registration of IDEX under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

          (6)  The IDEX Prospectus (as defined above);

          (7) A certified copy of any publicly available financial statement or report prepared for IDEX by certified or independent public accountants, and copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange; and

          (8)  A copy of the Advisory Agreement, as amended.

     The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

          C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

     5.   Brokerage.

          A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rule and regulations thereunder. Notwithstanding the foregoing, nothing shall require the Sub-Adviser to use a broker that provides research services or to use a particular broker recommended by the Investment Adviser.

          B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund, as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate or, if appropriate, cross sales and purchase orders of the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in accordance with its allocation policy. If any trades are crossed, the Sub-Adviser may charge the funds for customary transfer fees incurred in such cross-trades, excluding brokerage commissions or other remuneration paid in connection with the transaction. A transaction fee charged by a broker or a custodial bank will be considered a customary transfer fee for purposes of this Agreement.the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to IDEX and to its other clients.

          C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Fund shall be placed in accordance with the standards set forth in the Advisory Agreement.

     6.   Ownership of Records.

     The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of IDEX. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for IDEX are the property of IDEX, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for IDEX and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to IDEX any records that it maintains for IDEX upon request by IDEX; provided, however, the Sub-Adviser may retain copies of such records.

     7.   Reports and Compliance.

     The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time. Such reports generally are expected to be required on a quarterly basis, with the exception of the compliance questionnaire, which will be required monthly. Investment Adviser shall perform quarterly and annual tax compliance tests and promptly furnish reports of such tests to the Sub-Adviser after each quarter end to ensure that the Fund is in compliance with Subchapter M and Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"). The Investment Adviser shall apprise the Sub-Adviser promptly after each quarter end of any potential non-compliance with the diversification requirements in such Code provisions. If so advised, the Sub-Adviser shall take prompt action so that the Fund complies with such Code diversification provisions, as directed by Investment Adviser. Investment Adviser also shall ensure that the Fund meets the distribution requirements of Code Sections 852(a) and 4982, and shall inform the Sub-Adviser of any potential non-compliance with these Sections. The Investment Adviser will file the appropriate forms with the Internal Revenue Service when setting up trading accounts for the Fund.

     8.   Services to Others Clients.

     Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of IDEX, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

     9.   Sub-Adviser's Use of the Services of Others.

     The Sub-Adviser may (at its cost except as contemplated by Paragraph 5 of this Agreement) employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of obtaining such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities, or such other information, advice, or assistance as the Sub-Adviser may deem necessary, appropriate, or convenient for the discharge of its obligations hereunder or otherwise helpful to the Sub-Adviser, as appropriate, or in the discharge of Sub-Adviser's overall responsibilities with respect to the other accounts that it serves as investment manager or counselor, provided that the Sub-Adviser shall at all times retain responsibility for making investment recommendations with respect to the Fund.

     10.  Indemnification.

     The Sub-Adviser shall exercise its best judgment in rendering the services in accordance with the terms of this Agreement. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Fund or its shareholders, or the Adviser, to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Adviser will indemnify the Sub-Adviser against, and hold harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amount paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. The Sub-Adviser shall be entitled to advances from the Adviser for payment of reasonable expenses incurred in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law.

     11.  Representations of Sub-Adviser.

     The Sub-Adviser represents, warrants, and agrees as follows:

          A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

          B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and IDEX with a copy of such code of ethics, together with evidence of its adoption.

          C. The Sub-Adviser has provided the Investment Adviser and IDEX with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

     12.  Representations of Investment Adviser.

     The Investment Adviser represents, warrants and agrees that it (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Sub-Adviser of the occurrence of any event that would disqualify the Investment Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise.

     13.  Term of Agreement.

     This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect for an initial term ending April 30, 2003. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of the Fund; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of IDEX who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to IDEX, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

     14.  Termination of Agreement.

     Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of the Fund on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

     15.  Amendment of Agreement.

     No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of the Fund's outstanding voting securities and a vote of a majority of those Trustees of IDEX who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, unless otherwise permitted in accordance with the 1940 Act.

     16.  Miscellaneous.

          A.   Governing Law.  This Agreement shall be construed in accordance
               --------------
with the laws of the State of Massachusetts without giving effect to the conflicts of laws principles thereof, and the 1940

Act. To the extent that the applicable laws of the State of Massachusetts conflict with the applicable provisions of the 1940 Act, the latter shall control.

          B.   Captions.  The captions contained in this Agreement are included
               ---------
for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

          C.   Entire Agreement.  This Agreement represents the entire agreement
               -----------------
and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

          D.   Interpretation.  Nothing herein contained shall be deemed to
               ---------------
require IDEX to take any action contrary to its Trust or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of IDEX.

          E.   Definitions.  Any question of interpretation of any term or
               ------------
provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                 IDEX MANAGEMENT, INC.



_________________________               By: ____________________________
John K. Carter                                Thomas R. Moriarty
Vice President, Counsel,                      Executive Vice President
Compliance Officer
And Assistant Secretary



ATTEST:                             AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.



_________________________               By: ____________________________
Name:                                   Name:
Title:                                  Title:

                                    FORM OF
                            SUB-ADVISORY AGREEMENT

                                  SCHEDULE A

-----------------------------------------------------------------------------------------------------------
              FUND                          SUB-ADVISER COMPENSATION                 TERMINATION DATE
-----------------------------------------------------------------------------------------------------------
                                     0.50% of the first $100 million of the
                                         Fund's average daily net assets;
   IDEX American Century            0.45% of the Fund's average daily net
      Income & Growth                assets over $100 million up to $250              April 30, 2003
                                       million; and 0.40% of the Fund's
                                    average daily net assets in excess of
                                               $250 million.**
-----------------------------------------------------------------------------------------------------------

*The fees payable for the Fund will be based upon the average daily net assets, on a combined basis, for both the IDEX American Century Income & Growth fund and the American Century International portfolio of AEGON/Transamerica Series Fund, Inc.

                                   EXHIBIT 2
                         FORM OF SUB-ADVISORY AGREEMENT
                                    BETWEEN
                             IDEX MANAGEMENT, INC.
                                      AND
                  AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

                               IDEX MUTUAL FUNDS
                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT


     This Agreement, entered into as of ____________, 200_ between IDEX Mutual Funds, a Massachusetts business trust (referred to herein as the "Trust") and Idex Management, Inc., a Delaware corporation (referred to herein as "Idex Management"), to provide certain advisory services to certain series of shares of beneficial interest in the Trust as listed on the attached Schedule A to this Agreement (the "Fund").

     The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 ("1940 Act"), and consists of more than one series of shares, including the Fund. In managing the Fund, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of Idex Management and its assistance in performing certain management, administrative and promotional functions. Idex Management desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties of agreed as follows:

     1. Appointment. The Trust hereby appoints Idex Management as the Trust's investment adviser and administrator for the period and on the terms set forth in this Agreement. Idex Management accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified. In all matters relating to the performance of this Agreement, Idex Management will act in conformity with the Trust's Declaration of Trust, Bylaws and current registration statement applicable to the Fund as it may be supplemented from time to time, and with the instructions and direction of the Board of Trustees of the Trust, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

     2. Investment Advisory Services. In its capacity as investment adviser to the Trust, Idex Management shall have the following responsibilities:

     (a) to provide a continuous investment program for the Fund including advice as to the acquisition, holding or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time, consistent with the Trust's Declaration of Trust and the Fund's investment objective and policies adopted and declared by the Board of Trustees and stated in the Fund's current Prospectus;

     (b) to cause the officers of Idex Management to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the conditions of the investment securities of the Fund, the investment recommendations of Idex Management, and the investment considerations which have given rise to those recommendations; and

     (c) to supervise the purchase and sale of securities as directed by the appropriate officers of the Trust, including the selection of brokers and dealers to execute such transactions, consistent with paragraph 8 hereof.

     It is understood and agreed that Idex Management intends to enter into Sub-Advisory Agreement(s) with one or more various sub-advisers as listed on Schedule A (each a "sub-adviser," collectively, "sub-advisers") pursuant to which Idex Management may delegate some or all of its responsibilities under this Section 2. The compensation to be paid to each sub-adviser for such services shall be set forth in each Sub-Advisory Agreement; provided, however, that each such Agreement shall be approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Sub-Advisory Agreements or interested persons (within the meaning of Section 2(a)(19) of the 1949 Act) of any such party (the "Disinterested Directors"), and by the holders of the outstanding voting securities of the Fund in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by, the 1940 Act.

     3. Management and Administrative Services. Idex Management shall furnish or make available to the Fund the services of executive and management personnel to supervise the performance of all administrative, record-keeping, shareholder relations, regulatory reporting and compliance, and all other functions of the Fund, including supervising and coordinating the services of the Fund's custodian and transfer agent. Idex Management shall also assist in the preparation of reports to shareholders of the Fund and prepare sales literature promoting sale of the Fund's shares as requested by the Trust.

     4. Allocation of Expenses. During the term of this Agreement, the Fund will bear all expenses not expressly assumed by Idex Management incurred in the operation of the Fund and the offering of its shares. Without limiting the generality of the foregoing:

     (a) The Fund shall pay (i) fees payable to Idex Management pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund's portfolio securities;
     (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund's shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust's non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in Massachusetts and fees of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates and delivery to purchasers;
     (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders' meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and Idex Management); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds;
     (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

     (b) Idex Management shall pay (i) all expenses incurred by it in the performance of its duties under this Agreement; and (ii) compensation, fees and expenses of officers and Trustees of the Trust, except for such Trustees who are not interested persons (as defined in the 1940 Act) of Idex Management;

     (c) If, for any fiscal year, the total expenses of the Fund, including but not limited to: the fees to Idex Management, compensation to its custodian, transfer agent, registrar, auditors and legal counsel, printing expense, and fees, compensation and expenses to Trustees who are not interested persons, exceed any expense limitation imposed by applicable state law, Idex Management shall reimburse the Fund for such excess in the manner and to the extent required by applicable state law; provided, however, that Idex Management shall reimburse the Fund for the amount of such expenses which exceed 1.60% of the Fund's average daily net assets. For purposes of this sub-paragraph, "total expenses" shall not include interest, taxes, litigation expenses, brokerage commissions or other costs incurred in acquiring or disposing of any of the Fund's portfolio securities, expenses incurred pursuant to the Fund's Plan of Distribution under Rule 12b-1 of the 1940 Act, or any costs arising other than in the ordinary and necessary course of the Fund's business.

     5. Obligations of Trust. The Trust shall have the following obligations under the Agreement:

     (a) to keep Idex Management continuously and fully informed as to the composition of its investment portfolio of the Fund and the nature of all of its assets and liabilities from time to time;

     (b) to furnish Idex Management with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

     (c) to furnish Idex Management with any further materials or information which Idex Management may reasonably request to enable it to perform its functions under this Agreement; and

     (d) to compensate Idex Management for its services in accordance with the provisions of Section 6 hereof.

     6. Compensation. The Fund shall pay to Idex Management for its services a fee, computed daily and paid monthly, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth in Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 15 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     7. Treatment of Investment Advice. The Fund shall retain full control over its own investment policies. However, the Trustees of the Trust may delegate to the appropriate officers of the Trust, or to a committee of Trustees, the power to authorize purchases, sales or other actions affecting the Fund in the interim between meetings of the Trustees, provided such action is consistent with the established investment policy of the Trustees and is reported to the Trustees at their next meeting.

     8. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Idex Management is authorized and directed to place the Fund's securities transactions, or to delegate to each sub-adviser the authority and direction to place the Fund's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates; provided, however, that Idex Management or each sub-adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if Idex Management or each sub-adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of Idex Management or each sub-adviser. Idex Management and each sub-adviser are also authorized to consider sales of Fund shares (which shall be deemed to include also shares of other registered investment companies with the same investment adviser) by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund shares as a factor in selecting broker-dealers to execute the Fund's securities transactions, provided that in placing fund business with such broker-dealers, Idex Management and each sub-adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Conduct Rules of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all securities transactions of the Fund, and the Trustees may establish policies or guidelines to be followed by Idex Management and each sub-adviser in placing portfolio transactions for the Fund pursuant to the foregoing provisions. Idex Management shall report on the placement of portfolio transactions each quarter to the Trustees of the Trust.

     9. Purchases by Affiliates. Neither Idex Management nor any officer or Director thereof shall take a long or short position in the securities issued by the Fund. This prohibition, however, shall not prevent the purchase from the Fund of shares issued by the Fund on behalf of the Trust, by the officers or Directors of Idex Management (or by deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted by the Fund's current prospectus, in accordance with Section 22(d) of the 1940 Act.

    10. Term. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending April 30, 2003, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act, as amended) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act.

    11. Termination. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or with respect to the Fund, by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act), provided in either case that 60 days' written notice of termination be given to Idex Management at its principal place of business. This Agreement may be terminated by Idex Management at any time by giving 60 days' written notice of termination to the Trust, addressed to its principal place of business.

    12. Use of Name. If this Agreement is terminated and Idex Management no longer serves as investment adviser to the Fund, Idex Management reserves the right to withdraw from the Trust the use of the name "IDEX" with respect to the Fund or any name misleadingly implying a continuing relationship between the Fund and Idex Management or any of its affiliates.

    13. Liability of Idex Management. Idex Management may rely on information reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Idex Management nor its officers, directors, employees or agents shall be subject to any liability to the Trust or the Fund or any shareholder of the Fund for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in its performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

    14. Assignment. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

    15. Amendments. This Agreement may be amended only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Trustees of the Trust who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted by the 1940 Act,

    16. Prior Agreements. This Agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this Agreement.

    17. Limitation of Liability. A copy of the Trust's Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the Trust.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.



ATTEST:                                IDEX MANAGEMENT, INC.


______________________________         By: ______________________________
John K. Carter                             Thomas R. Moriarty
Vice President, Counsel, Compliance        Executive Vice President
Officer & Assistant Secretary


ATTEST:                                    IDEX MUTUAL FUNDS


______________________________         By: ______________________________
John K. Carter                             Thomas R. Moriarty
Vice President, Secretary & Senior         Executive Vice President, Treasurer
Counsel                                    & Principal Financial Officer

                                    FORM OF
                         INVESTMENT ADVISORY AGREEMENT

                                   SCHEDULE A


----------------------------------------------------------------------------------------------------------------
                   FUND                         INVESTMENT ADVISER COMPENSATION           TERMINATION DATE
----------------------------------------------------------------------------------------------------------------
IDEX American Century Income & Growth       0.50% of the first $100 million of the         April 30, 2003
                                            Fund's average daily net assets; 0.45%
                                            of the Fund's average daily net assets
                                            over $100 million up to $250 million;
                                            and 0.40% of the Fund's average daily
                                            net assets in excess of $250 million.**
----------------------------------------------------------------------------------------------------------------


*The fees payable for this fund will be based upon the average daily net assets, on a combined basis, for both the IDEX American Century International fund and the WRL American Century International portfolio.

**The fees payable for this fund will be based upon the average daily net assets, on a combined basis, for both the IDEX American Century Income & Growth fund and the WRL American Century Income & Growth portfolio.

                                   EXHIBIT 3

                               IDEX MUTUAL FUNDS
                            AUDIT COMMITTEE CHARTER

1. The Audit Committee (the "Committee") shall be composed of entirely of independent trustees.
2.  The purposes of the Audit Committee are:
(a) to oversee IDEX Mutual Funds (the "Funds") accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;
(b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and
(c) to act as liaison between the Funds' independent auditors and the full Board of Trustees.

     The function of the Committee is oversight; it is Idex Management Inc.'s ("IMI's") responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:
(a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors' specific representations as to their independence;
(b) to meet with the Funds' independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;
(c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;
(d) to review the fees charged by the auditors for audit and non-audit services;
(e) to investigate improprieties or suspected improprieties in fund operations; and
(f) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.
5. The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for IMI.

6. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

7. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

                            FORM OF PROXY BALLOT CARD
                               IDEX GE U.S. EQUITY

The undersigned shareholder of IDEX GE U.S. Equity (the "Fund") hereby appoints John K. Carter and Thomas R. Moriarty, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of common stock of the Fund standing in the name of the undersigned at the close of business on November 13, 2001, at a Special Meeting of shareholders to be held at the offices of IDEX Mutual Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716 at 11:30 a.m., ET, on February 8, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

     Please mark boxes in blue or black ink.

1. To approve a Proposed Investment Advisory Agreement between IDEX and Idex Management, Inc. ("IMI") with respect to the Fund.

               FOR _____       AGAINST _____       ABSTAIN_____

2. To approve a Proposed Sub-Advisory Agreement between IMI and American Century Investment Management, Inc. ("American Century") with respect to the Fund.

               FOR _____       AGAINST _____       ABSTAIN_____

3. To approve a proposal permitting IDEX Management, Inc. ("IMI"), after obtaining the approval of the Board of Trustees of IDEX (the "Board"), to enter into and materially amend Sub-Advisory Agreements on behalf of the Fund and future funds, without obtaining shareholder approval (Sub-Adviser Approval Policy").

               FOR _____       AGAINST _____       ABSTAIN_____

4. To re-elect the current Trustees of the Board and to elect two new Trustees to the Board.

               FOR _____       AGAINST _____       ABSTAIN_____

5.   To adopt new fundamental investment restrictions with respect to the Fund.

               FOR _____       AGAINST _____       ABSTAIN_____

6. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment(s) thereof.

    THIS PROXY IS SOLICITED BY THE FUND'S BOARD OF TRUSTEES AND WILL BE VOTED
               FOR THE ABOVE PROPOSAL UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                                            Dated:                , 2001

                                            ------------------------------------
                                            Signature(s)

                                            ------------------------------------
                                            Signature(s)

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope